UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2013
Date of Report (Date of earliest event reported):

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, Suite 200
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 22, 2013, the Company held its annual meeting of stockholders (the “Annual Meeting”).  As of the record date for the Annual Meeting, there were 56,653,790 shares of the Company’s common stock outstanding.  At the Annual Meeting, the holders of 50,610,829 shares were represented in person or by proxy.  Set forth below is a brief description of each matter acted upon by the stockholders of the Company at the Annual Meeting and the final voting results for each such proposal.  These proposals are set out in more detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2013.

1.  The stockholders considered a proposal to elect each of the individuals named below as directors to serve until the next annual meeting or until their successors are duly elected and qualified.  The nominees for election to the Board of Directors were elected, each to serve until the next annual meeting, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Scott Anderson	38,246,205	–	1,113,931	11,250,693
Bandel Carano	37,923,362	–	1,436,774	11,250,693
Eric DeMarco	38,090,371	–	1,269,765	11,250,693
William Hoglund	38,244,258	–	1,115,878	11,250,693
Scot Jarvis	38,239,771	–	1,120,365	11,250,693
Jane Judd	38,298,169	–	1,061,967	11,250,693
Samuel Liberatore	30,568,278	–	8,791,858	11,250,693

2.  The stockholders considered a proposal to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2013.  This proposal was approved based upon the following votes:

Votes For	50,079,529
Votes Against	337,707
Abstentions	193,593

3.  The stockholders considered a proposal to approve an amendment to the Company’s 1999 Employee Stock Purchase Plan to increase the aggregate number of shares that may be issued under the plan by 1,500,000 shares.  This proposal was approved based upon the following votes:

Votes For	36,520,864
Votes Against	2,663,871
Abstentions	175,401
Broker Non-Votes	11,250,693

4.  The stockholders considered a proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as presented in the Company’s 2013 Proxy Statement.  This proposal was approved based upon the following votes:

Votes For	37,976,053
Votes Against	924,888
Abstentions	459,195
Broker Non-Votes	11,250,693

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2013

Kratos Defense & Security Solutions, Inc.

By:/s/ Deborah S. Butera______________________
Senior Vice President, General Counsel, Chief Compliance
Officer & Secretary/Registered In-House Counsel